EXHIBIT 99.2
NasdaqGS: STRL
Acquires
Road and Highway Builders, LLC
Conference Call

Thursday, November 1, 2007

4:30 ET/ 3:30 CT

706-679-0858
>

This slide presentation includes certain statements that fall within the definition of
"forward-looking statements" under the Private Securities Litigation Reform Act of 1995.
Any such statements are subject to risks and uncertainties, including overall economic and market conditions, competitors' and customers' actions, and weather conditions, which could cause actual results to differ materially from those anticipated, including those risks identified in the Company's filings with the Securities and Exchange Commission.  Accordingly, such statements should be considered in light of these risks.  Any prediction by the Company is only a statement of management's belief at the time the prediction is made.  There can be no assurance that any prediction once made will continue thereafter to reflect management's belief, and the
Company does not undertake to update publicly its predictions, whether as a result of new information, future events or otherwise.
Forward Looking Statements

Sterling Construction Company, Inc.

Sheldon N.W.R.
Winnemucca
Battle Mountain
Elko
Lovelock
U N I T E D S T
Reno
Carson City
N E V A D A
Round Mountain
Tonopah
Pioche
St. George
Desert National Wildlife Range
Death Valley N.P.
Las Vegas
93
Fresno
Visalia
Bakersfield

Headquarters
Quarry
Current jobs
▪

Headquartered in Reno, Nevada
▪

Long-term aggregates quarry lease near Carson City
▪

Projects throughout Nevada
▪

Heavy civil construction of public works projects
▪

Roads
▪

Highways
▪

Owned 50% by Mr. Rich Buenting, CEO of RHB and 50%
    by Fisher Sand & Gravel Co.
▪

Strong financial performance (trailing twelve months as of
    6/30/07)
▪

Revenues: $58.5 million
▪

Pre-tax: $13.1 million
▪

EBITDA: $14.7 million (1)
     Please see EBITDA reconciliation on last page of this presentation.  In determining the purchase price, the Company assumed RHB would have future annual EBITDA in the range of $12 million on a sustainable basis.
Road and Highway Builders Overview
(1)

▪

Expands Sterling’s footprint into attractive western market with solid long-term growth prospects in Nevada and adjacent markets.
▪

Proven management team with strong incentives to continue and expand RHB’s success
▪

Expands service lines into aggregates and construction materials
▪

Ability to leverage Sterling’s service lines, including municipal and structural  work, into RHB’s markets
▪

Attractive margins and a solid backlog
▪

Immediately accretive to earnings per share
Transaction Rationale

Structure	• Purchase of 91.67% equity interest in Road and Highway Builders (“RHB”) – Remaining 8.33% retained by RHB’s continuing CEO subject to a put/call more fully described below

Consideration	• $53 million, comprised of – $52 million in cash – $1 million in Sterling common stock

Transaction Value	• $57.9 million total enterprise value – Total consideration plus value of Mr. Buenting’s retained interest

Financing	• Increase in credit facility to $75 million • RHB has no long-term debt

Put/Call	• Allows for Put to Sterling (or Call by Sterling) of 8.33% interest at 6 times the simple average of RHB EBITDA for fiscal years 2008, 2009 and 2010
Transaction Overview

This presentation contains references to EBITDA, a non-GAAP financial measure that complies with federal securities regulations when it is defined as net income (the most directly comparable GAAP financial measure) before interest, taxes, depreciation and amortization. We define EBITDA accordingly for the purposes of this presentation.
($ 000 omitted) (unaudited)	12 Months Ended June 30, 2007
Net Income	13,631
Taxes (1)	0
Net Interest (Income) Expense	(567)
Depreciation and Amortization	1,640
EBITDA	14,704
Reconciliation of EBITDA to GAAP Net Income
(1) RHB is a limited liability company taxed as a partnership and therefore does not pay tax at the corporate level.
Use of EBITDA & Regulation G Reconciliation

NasdaqGS: STRL
Acquires
Road and Highway Builders, LLC
Conference Call
Thursday, November 1, 2007
4:30 ET/ 3:30 CT
706-679-0858